                                                                   EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                             CARMIKE CINEMAS, INC.

      OFFER TO EXCHANGE 9 3/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2009 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR ANY AND
       ALL OUTSTANDING 9 3/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2009
            PURSUANT TO THE PROSPECTUS DATED ________________, 1999


  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
    CITY TIME, ON ____________________, 1999, UNLESS THE OFFER IS EXTENDED.


                    To: THE BANK OF NEW YORK, Exchange Agent


By Hand Or Overnight Delivery:      Facsimile Transmissions:       By Registered Or Certified Mail:
                                  (Eligible Institutions Only)
      The Bank of New York                 (212) 815-6339                 The Bank of New York
       101 Barclay Street                                                101 Barclay Street, (7 East)
 Corporate Trust Services Window     To Confirm by Telephone            New York, New York 10286
          Ground Level               or for Information Call:            Attention: Odell Romeo
    New York, New York 10286                                              Reorganization Section
     Attention: Odell Romeo
     Reorganization Section                 (212) 815-6337

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders of Original Notes (as defined below) either if Original Notes are to be forwarded herewith or if tenders of Original Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus.

         Holders of Original Notes whose certificates (the "Certificates") for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:    DESCRIPTION OF ORIGINAL NOTES

---------------------------------------------------------------------------------------------------------------------------------
    Please print Name and Address              Please Show        Original Notes       Principal Amount of          Beneficial
         of Registered Holder             Certificate Number(s)      Tendered        Original Notes Tendered    Holders and Names
                                              (Need not be           (Attach         (if Principal Amount of      in which such
                                              Completed by       additional list     Original Notes is Less       Securities are
                                           Book-Entry Holders)      if needed)             than All)*                  held
                                          ---------------------------------------------------------------------------------------

                                          ---------------------------------------------------------------------------------------

                                          ---------------------------------------------------------------------------------------

                                          ---------------------------------------------------------------------------------------

                                          ---------------------------------------------------------------------------------------
                                          TOTAL
---------------------------------------------------------------------------------------------------------------------------------

* All Original Notes held shall be deemed tendered unless a lesser number is specified in this column.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   --------------------------------------------
     DTC Account Number:
                        -------------------------------------------------------
     Transaction Code Number:
                             --------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name of Registered Holders(s):
                                   --------------------------------------------
     Window Ticket Number (if any):
                                   --------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                        -----------------------
     Name of Institution which Guaranteed Delivery:
                                                   ----------------------------

     If Guaranteed Delivery is to be made By Book-Entry Transfer:
     Name of Tendering Institution:
                                   --------------------------------------------
     DTC Account Number:
                        -------------------------------------------------------
     Transaction Code Number:
                             --------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          ---------------------------------------------------------------------
     Address:
             ------------------------------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby tenders to Carmike Cinemas, Inc., a corporation formed under the laws of the State of Delaware (the "Company"), the above described aggregate principal amount of the Company's 9 3/8% Series A Senior Subordinated Notes due 2009 (the "Original Notes") in exchange for a like aggregate principal amount of the Company's 9 3/8% Series B Senior Subordinated Notes due 2009 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the obligations thereunder guaranteed (the "Guarantees") by Eastwynn Theatres, Inc. and Wooden Nickel Pub, Inc. (the "Guarantors"), upon the terms and subject to the conditions set forth in the Prospectus dated ______________, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENT(S) AND WARRANT(S) THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE GUARANTORS OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT DATED FEBRUARY 3, 1999 (THE "REGISTRATION RIGHTS AGREEMENT").

         THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such

Original Notes. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Original Notes, constitute a binding agreement among the undersigned, the Company and the Guarantors upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company and the Guarantors may not be required to accept for exchange any of the Original Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY DELIVERING AN AGENT'S MESSAGE IN LIEU THEREOF, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY OR THE GUARANTORS WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES. BY TENDERING ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF ORIGINAL NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR
(B) SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE COMPANY AND THE GUARANTORS HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR ORIGINAL NOTES, WHERE SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY DELIVERING AN AGENT'S MESSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OR THE GUARANTORS OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF (I) ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR (II) ANY FACT WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR (III) OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY OR THE GUARANTORS HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY OR THE GUARANTORS HAVE GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

         Holders of Original Notes whose Original Notes are accepted for exchange will not receive accrued interest on such Original Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Original Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Original Notes, and the undersigned waives the right to receive any interest on such Original Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after _______________, 1999.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         Please be advised that the Company and the Guarantors are making the Exchange Offer in reliance on the position of the staff of the Division of Corporation Finance of the Securities and Exchange Commission set forth in certain interpretive letters addressed to third parties in other transactions. In addition, each of the Company and the Guarantors have authorized us to inform you as follows: Neither the Company nor the Guarantors have entered into any arrangement or understanding with any person to distribute the Exchange Notes to be received in the Exchange Offer and, to the best of its information and belief, each person participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes to be received in the Exchange Offer. In this regard, the Company and the Guarantors will make each person participating in the Exchange Offer aware that if such person is participating in the Exchange Offer for the purpose of distributing the Exchange Notes to be acquired in the Exchange Offer, such person (a) could not rely on the Staff position enunciated in the interpretative letters referred to above and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. The Company and the Guarantors acknowledge that such a secondary resale transaction by such person participating in the Exchange Offer for the purpose of distributing the Exchange Notes should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or 508, as applicable, of Regulation S-K. Furthermore, the Company and the Guarantors will include in the transmittal letter to be executed by an exchange offeree in order to participate in the Exchange Offer
(x) an acknowledgment that if such exchange offeree is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Notes and (y) a statement that by so acknowledging and by delivering a prospectus, such exchange offeree will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S)

Dated: __________________________________________________________________, 1999
Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.
Name(s):

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):

-------------------------------------------------------------------------------
Address:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number:

-------------------------------------------------------------------------------
Tax ID Number:

-------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

-------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE
Date: ___________________________________________________________________, 1999

Name of Firm:

-------------------------------------------------------------------------------
Capacity (full title):

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number:

-------------------------------------------------------------------------------


---------------------------------------------------------               ------------------------------------------------

              SPECIAL ISSUANCE INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 1, 5, AND 6)                                      (SEE INSTRUCTIONS 1, 5, AND 6)

To be completed ONLY if the Exchange Notes or                           To be completed ONLY if Exchange Notes or
Original Notes not tendered are to be issued in the                     Original Notes not tendered are to be sent to
name of someone other not than the registered                           someone other than the registered holder of the
holder of the Original Notes whose registered holder of                 Original Notes whose name(s) appear(s) above,
the Original Notes whose name(s) name(s) appear(s) above.               or such registered holder(s) at an address other
                                                                        than that shown above.



Issue                                                                   Mail

[ ]  Original Notes not tendered to:                                    [ ]    Original Notes not tendered to:

[ ]  Exchange Notes to:                                                 [ ]    Exchange Notes to:

Name(s)                                                                 Name(s)

---------------------------------------------------------               ------------------------------------------------

Address                                                                 Address

---------------------------------------------------------               ------------------------------------------------

---------------------------------------------------------               ------------------------------------------------

---------------------------------------------------------               ------------------------------------------------
                  (INCLUDE ZIP CODE)                                                    (INCLUDE ZIP CODE)

Area Code and Telephone Number                                          Area Code and Telephone Number

---------------------------------------------------------               ------------------------------------------------

Tax ID Number

---------------------------------------------------------

---------------------------------------------------------               ------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

         This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the DTC participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Company and the Guarantors may enforce the Letter of Transmittal against such participant. Original Notes may be tendered in whole or in part in integral multiples of $1,000.

         Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus. Pursuant to such procedures: (A) such tender must be made by or through an Eligible Institution (as defined below); (B) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (C) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible Guarantors institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY

THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         Neither the Company nor the Guarantors will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.       GUARANTEE OF SIGNATURES.

         No signature guarantee on this Letter of Transmittal is required if:

                  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                  (ii) such Original Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3.       INADEQUATE SPACE.

         If the space provided in the box captioned "Description of Original Notes" is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.       PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

         If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the box entitled "Principal Amount of Original Notes Tendered (if Principal Amount of Original Notes is Less than All)." In such case, new Certificate(s) for the remainder of the Original Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Original Notes, promptly after the Expiration Date. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at any of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn, and (if Certificates for Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Original Notes."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and the Guarantors, in their sole discretion, whose determination shall be final and binding on all parties. The Company and the Guarantors, any affiliates or assigns of the Company and the Guarantors, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5.       SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

         If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Guarantors, in their sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Guarantors for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7.       IRREGULARITIES.

         The Company and the Guarantors will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. The Company and the Guarantors reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company and the Guarantors, be unlawful, and the Company and the Guarantors also reserve the right to waive any conditions or irregularities in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's and the Guarantors' interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company and the Guarantors, any affiliates or assigns of the Company and the Guarantors, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.       QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

         Questions and requests for assistance may be directed to the Exchange Agent at any of its addresses and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.       31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

         Under U.S. Federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.      NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

         Neither the Company, the Guarantors, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

11.      LOST, DESTROYED OR STOLEN CERTIFICATES.

         If any Certificate(s) representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

12.      SECURITY TRANSFER TAXES.

         Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER
           REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                      ON OR PRIOR TO THE EXPIRATION DATE.

              (TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS)
                              (SEE INSTRUCTION 9)

                       PAYER'S NAME: THE BANK OF NEW YORK


----------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9                                   PART 1--  PLEASE PROVIDE            TIN:
                                                      YOUR TIN ON THE LINE AT                 ------------------------------
Department of the Treasury Internal                   RIGHT AND CERTIFY BY
Revenue Service                                       SIGNING AND DATING BELOW
                                                                                              ------------------------------
Payor's Request for Taxpayer                          ------------------------                    Social Security Number
Identification Number (TIN)                           NAME
and Certification                                                                                            OR
                                                      ------------------------
                                                      ADDRESS                                 ------------------------------
                                                                                              Employer Identification Number
                                                      ------------------------
                                                      CITY, STATE & ZIP CODE

                                                      ----------------------------------------------------------------------
                                                                                   PART 2

                                                                                                 Awaiting TIN [ ]
                                                      ----------------------------------------------------------------------

                                                      PART 3 - CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY
                                                      THAT (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
                                                      IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO
                                                      ME), (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE (I)
                                                      I AM EXEMPT FROM BACKUP WITHHOLDING, (II) I HAVE NOT BEEN NOTIFIED
                                                      BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP
                                                      WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR
                                                      DIVIDENDS, OR (III) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
                                                      SUBJECT TO BACKUP WITHHOLDING, AND (3) ANY OTHER INFORMATION
                                                      PROVIDED ON THIS FORM IS TRUE AND CORRECT.

                                                      SIGNATURE
                                                                ------------------------------------------------------------

                                                      DATE
                                                           -----------------------------------------------------------------

                                                      You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
----------------------------------------------------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
----------------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9



             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature
         ----------------------------------------------------------------------

Date:____________________________________________________________________, 1999